Exhibit 99.1

Turtle Beach Announces Agreement with The Donerail Group to Refresh its Board of Directors and

Provides Additional Detail Regarding Ongoing, Robust Alternatives Process

Agreement Provides for Immediate Appointment of Three Directors from Donerail’s Slate and, if Needed,

Future Appointments of a Donerail Designee and Another Mutually Agreed Upon Director Based on the

Outcome of Comprehensive Alternatives Process

Strategic Committee – Which Will Include Two Incumbent Directors, Two New Directors from Donerail’s

Slate, and Donerail Managing Partner William Wyatt as Observer – Will Oversee Process and

Engagement with Potential Buyers, Including Those who Proactively Reached Out in Recent Weeks

WHITE PLAINS, N.Y.— May 16, 2022 – Leading gaming accessory maker Turtle Beach Corporation (Nasdaq: HEAR) (“Turtle Beach” or the “Company”) today announced it has reached an agreement with The Donerail Group LP, SCW Capital Management and other participants in their stockholder group (collectively, “Donerail”) on a meaningful refreshment of the Company’s Board of Directors (the “Board”). In addition, the Company disclosed its formation of a Strategic Review Committee (the “Strategic Committee”) that is overseeing an expanded and wide-ranging process to identify a buyer for the business. The Cooperation Agreement between the Company and Donerail will be filed on Form 8-K with the Securities and Exchange Commission.

Board Refreshment

In connection with the Cooperation Agreement, Turtle Beach is appointing three members of the Donerail slate to the Board. In addition, one current Turtle Beach director will retire from the Board. Additional detail related to these board changes will be separately disclosed.

Following a 120-day period, in the event that the Company continues to be a stand-alone entity, a Donerail principal will be added to the Board and another incumbent director will retire from the Board. Following the appointment of the fourth new director, the Board will be expanded to nine members, and the Board will appoint a fifth new director who will be independent and mutually selected by the Company and Donerail.

Strategic Committee, Expanded and Wide-Ranging Strategic Alternatives Process

As previously disclosed, the Board has been engaged in a banker-led, proactive process to evaluate available strategic opportunities, including a sale of the Company. As the Company continues to engage in ongoing discussions with active participants in the process, it has reached out to additional strategic buyers and financial sponsors, including certain parties that made inbound inquiries over the past few weeks and those that previously indicated interest. The Strategic Committee, which will include two incumbent directors and two Donerail designees, will oversee the ongoing, expanded strategic alternatives process. Donerail’s Managing Partner, William Wyatt, will serve as an observer to the Committee.

The Board and management team remain simultaneously focused on executing against the Company’s strategic plan to drive value for all stockholders.

“The Strategic Committee will oversee our process and ensure we are exploring all possible avenues to maximize value for our stockholders,” said Juergen Stark, CEO and Chairman of Turtle Beach. “We are firmly committed to executing on our fiduciary duty and acting in the best interest of all our stockholders, and we are moving forward with purpose. Through consistent execution, we have built a growing and increasingly diversified gaming accessories business that has significant long-term potential in a nearly $9 billion addressable market. We are pleased to have reached a constructive resolution with Donerail that will enable us to conduct this process without the distraction of a proxy contest, while the management team continues to execute our strategy and capture the value inherent in the business. We look forward to welcoming the newly appointed directors to the Turtle Beach Board and benefitting from fresh perspectives as we work towards our collective goal of maximizing value for all stockholders.”

“Turtle Beach is an iconic, industry leader that has been the industry standard for over a decade.” said William Wyatt, Managing Partner of The Donerail Group. “We are pleased to have this contest behind us and start working together for the benefit of all of the Company’s shareholders and stakeholders. We look forward to joining the Strategic Review Committee’s ongoing efforts to ensure value is maximized for all shareholders.”

The Company notes that there can be no assurance that the process will result in a transaction or announcement of any kind.

Turtle Beach does not intend to comment further regarding its ongoing strategic review unless a specific transaction is approved by the Board, the process is concluded or it is otherwise determined that further disclosure is appropriate or required by law.

Advisors

BofA Securities is serving as financial advisor to Turtle Beach and Vinson & Elkins L.L.P. and Orrick, Herrington & Sutcliffe LLP are serving as legal counsel to Turtle Beach.

Forward-Looking Statements

This communication includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current belief and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, the Company’s liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission (the “SEC”), the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

About Turtle Beach Corporation

Turtle Beach Corporation (https://corp.turtlebeach.com) is one of the world’s leading gaming accessory providers. The Turtle Beach brand (www.turtlebeach.com) is known for pioneering first-to-market features and patented innovations in high-quality, comfort-driven headsets for all levels of gamer, making it a fan-favorite brand and the market leader in console gaming audio for the last decade. Turtle Beach’s ROCCAT brand (www.roccat.com) combines detail-loving German innovation with a genuine passion for designing the best PC gaming products. Under the ROCCAT brand, Turtle Beach creates award-winning keyboards, mice, headsets, mousepads, and other PC accessories. Turtle Beach’s Neat Microphones brand (www.neatmic.com) creates high-quality USB and analog microphones for gamers, streamers, and professionals that embrace cutting-edge technology and design. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: HEAR.

Contacts

Turtle Beach Contacts

For Investor Information, Contact:

Cody Slach or Alex Thompson

Gateway Investor Relations

On Behalf of Turtle Beach

949.574.3860

HEAR@gatewayir.com

For Media Information, Contact:

MacLean Marshall

Sr. Director – PR/Communications

Turtle Beach Corp.

858.914.5093

maclean.marshall@turtlebeach.com

Joele Frank, Wilkinson Brimmer Katcher

Jed Repko / Nick Lamplough

212.355.4449

Donerail Contacts

Longacre Square Partners

Greg Marose / Ashley Areopagita, 646-386-0091

gmarose@longacresquare.com / aareopagita@longacresquare.com